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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 5, 2003

WASHINGTON GROUP INTERNATIONAL, INC.

Commission File Number 1-12054

A Delaware corporation

IRS Employer Identification No. 33-0565601

720 PARK BOULEVARD, BOISE, IDAHO 83729

208/386-5000

Item 5. Other Material Important Events.

        On March 4, 2003, the Company announced that its application to list on the NASDAQ National Stock Market has been approved and that trading of the common stock and warrants of the Company would start on Thursday, March 6, 2003, at 9:30 a.m. Eastern Standard Time. (See the attached press release dated March 4, 2003, filed as Exhibit 99.1 hereto and incorporated herein by this reference.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

  99.1
  Press release dated March 4, 2003.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASHINGTON GROUP INTERNATIONAL, INC.
March 5, 2003	By:	/s/ CRAIG G. TAYLOR Craig G. Taylor Secretary

WASHINGTON GROUP INTERNATIONAL, INC.
EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release dated March 4, 2003.

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  Item 5. Other Material Important Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Signature
WASHINGTON GROUP INTERNATIONAL, INC. EXHIBIT INDEX